                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE  ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/x/ Preliminary Proxy Statement     / / Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                           Osage Systems Group, Inc.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------------

    (5)  Total fee paid:

         ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         ----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------

    (3)  Filing Party:

         ----------------------------------------------------------------------

    (4)  Date Filed:

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
                            OSAGE SYSTEMS GROUP, INC.
                       1661 EAST CAMELBACK ROAD, SUITE 245
                             PHOENIX, ARIZONA 85016

                           PRELIMINARY PROXY STATEMENT

                                                                    May __, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Osage Systems Group, Inc. (the "Company") which will be held at 1661 East Camelback Road, Suite 245, Phoenix, Arizona on Friday, June 12, 1998 at 10:00 A.M. mountain time. Your Board of Directors and management look forward to personally greeting those stockholders able to attend.

         At the Meeting, stockholders will be asked:

         (1) to approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to provide for the classification of the Board of Directors into three different classes and to establish procedures for filling vacancies on the Board of Directors;

         (2) to approve and amendment to the Certificate to provide that directors shall only be removed for cause and by a supermajority vote of stockholders and to require consent of the Board of Directors to amend the Certificate;

         (3) to elect five (5) directors to serve until the end of their respective terms or until their successors are elected and qualified;

         (4) to approve an amendment to the Certificate to increase the number of shares of Common Stock the Company is authorized to issue from 10,000,000 to 50,000,000;

         (5) to approve an amendment to the Certificate to increase the number of shares of Preferred Stock the Company is authorized to issue from 1,000 to 10,000,000;

         (6) to approve an amendment to the 1993 Stock Option Plan to increase the number of shares available for issuance pursuant to grants thereunder from 100,000 to 2,000,000;

         (7) to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1998; and

         (8) to consider such other matters as may be properly brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         These matters are discussed in greater detail in the accompanying Proxy Statement.

         Your Board of Directors recommends a vote FOR the election of directors nominated, FOR all of the amendments to the Certificate, FOR the amendment to the 1993 Stock Option

Plan increasing the number of shares available for issuance pursuant to grants thereunder and FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         A copy of the Annual Report for the year ended December 31, 1997 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         We wish to thank our stockholders for their loyal support of the Company and their participation in this process.


                                                 Sincerely,

                                                 ----------------------
                                                 Jack R. Leadbeater
                                                 Chairman of the Board
                                                 and Chief Executive Officer

                            OSAGE SYSTEMS GROUP, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 12, 1998

                           PRELIMINARY PROXY STATEMENT

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Osage Systems Group, Inc. (the "Company") will be held 1661 East Camelback Road, Suite 245, Phoenix, Arizona on Friday, June 12, 1998, at 10:00 A.M. mountain time, for the following purposes:

         (1) to approve an amendment to the Company's Certificate of Incorporation (the "Certificate") to provide for the classification of the Board of Directors into three different classes (a "Classified Board") and to establish procedures for filling vacancies on the Board of Directors;

         (2) to approve an amendment to the Certificate to provide that directors shall only be removed for cause and by a supermajority vote of stockholders and to require the consent of the Board of Directors to amend the Certificate;

         (3) to elect five (5) directors to serve until the end of their respective terms or until their successors are elected and qualified;

         (4) to approve an amendment to the Certificate to increase the number of shares of Common Stock available for issuance from ten million (10,000,000) shares to fifty million (50,000,000) shares;

         (5) to approve an amendment to the Certificate to increase the number of shares of Preferred Stock available for issuance from one thousand (1,000) shares to ten million (10,000,000) shares;

         (6) to approve an amendment to the 1993 Stock Option Plan to increase the number of shares of the Company's Common Stock available for issuance pursuant to grants thereunder from one hundred thousand (100,000) shares to two million (2,000,000) shares;

         (7) to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 1998; and

         (8) to transact such other business as may properly be brought before the Meeting and at any adjournment(s) or postponement(s) thereof.

         A copy of the Annual Report for the year ended December 31, 1997 is enclosed for your information. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         Only stockholders of record as of the close of business on May 12, 1998 will be entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof.

         All stockholders are cordially invited to attend the Meeting. However, to assure your representation at the Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Meeting may vote in person even if he or she has returned a proxy.

                                        By Order of the Board of Directors,

                                        ----------------------
                                        Jack R. Leadbeater
                                        Chairman of the Board and
                                        Chief Executive Officer

Phoenix, Arizona
May __, 1998


                             YOUR VOTE IS IMPORTANT
                    YOU ARE URGED TO SIGN, DATE AND PROMPTLY
                   RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                            OSAGE SYSTEMS GROUP, INC.
                       1661 EAST CAMELBACK ROAD, SUITE 245
                             PHOENIX, ARIZONA 85016

                           PRELIMINARY PROXY STATEMENT



         The enclosed proxy is solicited on behalf of the Board of Directors of Osage Systems Group, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 1661 East Camelback Road, Suite 245, Phoenix, Arizona on Friday, June 12, 1998 at 10:00 A.M. mountain time, and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy solicitation materials were mailed on or about May __, 1998 to all stockholders entitled to vote at the Meeting.

RECORD DATE AND SHARE OWNERSHIP

         Stockholders of record at the close of business on May 12, 1998 (the "Record Date") are entitled to notice of and to vote at the Meeting, and at any adjournment(s) or postponement(s) thereof. At the Record Date, [6,270,000] shares of the Company's common stock, $0.01 par value per share ("Common Stock") and 50 shares of Series B $3.00 Convertible Preferred Stock ("Series B Shares") were issued, outstanding and entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. In addition, the Company has outstanding 122 shares of Series A $3.00 Convertible Preferred Stock, $0.01 par value per share ("Series A Shares") and 105.3 shares of Series C Convertible Preferred Stock ("Series C Shares"). The Series A Shares and the Series C Shares are nonvoting securities of the Company. The Series A Shares, Series B Shares and Series C Shares are collectively referred to herein as the "Preferred Stock."

REVOCABILITY OF PROXIES

         The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is used at the Meeting by filing with the Secretary of the Company either (i) a written notice of revocation; (ii) a proxy bearing a later date than the most recently submitted proxy; or (iii) by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

ANNUAL REPORT

         A copy of the Company's Annual Report for the year ended December 31, 1997 accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

         The mailing address of the Company's executive office is 1661 East Camelback Road, Suite 245, Phoenix, Arizona 85016.

VOTING AND SOLICITATION

         On all matters, each share of Common Stock is entitled to one vote. Of the Preferred Stock, only the Series B Shares have voting rights. Nominees receiving a majority of the votes cast will be elected as directors. On all other matters, the Series B Shares vote as a class. The affirmative vote of a majority of the outstanding shares of Common Stock and the affirmative vote of a majority of the outstanding Series B Shares is required to approve all amendments to the Company's Certificate of Incorporation (the "Certificate"), to approve the amendment to the 1993 Stock Option Plan and to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company.

         Proxies which are validly executed by stockholders and which are received by the Company no later than the business day preceding the Meeting will be voted in accordance with the instructions contained thereon. If no instructions are given, the proxy will be voted in accordance with the recommendations of the Board of Directors and in the discretion of the proxy on all other matters presented to the Meeting. For the reasons set forth in more detail in the Proxy Statement, the Board of Directors recommends a vote FOR all amendments to the Certificate, FOR the election of directors nominated herein, FOR the amendment to the 1993 Stock Option Plan increasing the number of Common Stock issuable pursuant to grants thereunder and FOR the ratification of Deloitte & Touche LLP as the Company's independent auditors.

         The cost of this proxy solicitation will be borne by the Company. In addition to the use of mail, proxies may be solicited in person or by telephone by employees of the Company without additional compensation. The Company will reimburse brokers and other persons holding stock in their names or in the names of nominees for their expenses incurred in sending proxy material to principals and obtaining their proxies.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

         The Company's bylaws (the "Bylaws") provide that the stockholders holding a majority of the shares issued, outstanding and entitled to vote on the Record Date must be present in person or represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for the purpose of determining a quorum but will not be counted toward the approval of the amendments to the Certificate, the election of directors, the approval of the amendment to the 1993 Stock Option Plan increasing the number of Common Stock issuable pursuant to grants thereunder or the ratification of the Company's independent auditors.

                                   PROPOSAL 1
             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION
                       TO CLASSIFY THE BOARD OF DIRECTORS

         The Board of Directors has approved a resolution amending the Certificate to provide for a classified Board of Directors (the "Classified Board") and to establish procedures for filling vacancies on the Board. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A. In the event that this proposal is approved, the Board of Directors will consider conforming amendments to the Bylaws at the meeting of the Board of Directors which is expected to follow shortly after the Meeting.

         This amendment may have the effect of making it more difficult for stockholders to remove the existing management of the Company; and therefore, the amendment may discourage potentially unfriendly bids for the Company's stock. See "POSSIBLE ANTI-TAKEOVER EFFECTS OF PROPOSAL."

DESCRIPTION OF PROPOSED AMENDMENT

         Article Seventh of the Certificate would be amended to provide for a classified Board of Directors. The Proposal would operate to divide the Board of Directors into three separate classes of directors, as nearly equal in number as possible, to serve a three year term and until their successors are duly elected and qualified with each class being elected at different annual stockholder meetings. Following the effectiveness of the Proposal, Class I will consist of two (2) directors who will serve for an initial term of three (3) years, Class II will consist of one (1) director who will serve for an initial term of two
(2) years, and Class III will consist of two (2) directors who will serve for an initial term of one (1) year. See "PROPOSAL 3-ELECTION OF DIRECTORS." At each annual meeting after 1998, directors will be elected to succeed those whose terms then expire and each newly elected director will serve for a three year term. The proposed amendment would replace the prior system of electing all of the directors annually for one year terms.

         If the number of directors constituting the Board of Directors is increased or decreased, the resulting number of directors will be apportioned among the three classes so as to make all classes as nearly equal in number as possible, except that the term of any incumbent director may not be shortened. Under the Delaware General Corporation Law ("DGCL"), if a Board is classified by action of the stockholders, unless the Certificate specifies otherwise, members of the Board of Directors may be removed by the stockholders before the expiration of their respective terms only for cause. Accordingly, in the event that stockholders approve this proposal, none of the directors elected to the Classified Board may be removed without cause prior to the expiration of their respective terms.

         The effect of a Classified Board of Directors may be circumvented by increasing or decreasing the size of the Board of Directors. At present, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, are required to be filled by a vote of the majority of the remaining members of the Board of Directors, although less than a quorum, and each person so elected serves as a director until a successor is elected by the stockholders. Additionally, any director or the entire Board of Directors may be removed with or without cause by majority vote of the stockholders. The Proposal provides that the size of the Board of Directors may be fixed solely by action of the Board of Directors itself; and any vacancies in the Board of Directors may be filled by a majority vote of the remaining directors then in office, even though less than a quorum and each person so elected would serve for the remainder of the full term of the class in which the new directorship was created or the vacancy occurred. The Proposal would also provide that directors may be removed only for cause and only by the affirmative vote of two-thirds of the stockholders entitled to vote thereon. See "PROPOSAL 2-SUPERMAJORITY VOTING PROVISIONS." The DGCL provides that the Certificate, including these provisions, may be amended by the stockholders only with the consent of the Board.

REASONS FOR PROPOSAL

         Since directors will be serving for longer terms which expire at different times and directors may only be removed for cause by a supermajority vote of stockholders, the Board of Directors believes that a Classified Board will promote continuity of management; and thereby, enhance the ability of the Company to carry out long-range plans and goals for its benefit and the benefit of its stockholders. Although the Company has not experienced difficulties in the past in maintaining continuity of the Board and management, the Board of Directors believes that a Classified Board will assist the Company in maintaining this continuity of management into the future. Additionally, the Proposal has certain anti-takeover effects that the Board believes will deter unsolicited takeover attempts and protect the value of each stockholder's investment in the Company. See "POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSAL."

         A Classified Board would also extend the time it would take for a majority stockholder to obtain control of the Company's Board of Directors; and thereby, limit abusive takeover tactics. Assuming each class of directors is equal in size, a majority stockholder could not obtain control of the Board of Directors until the second annual stockholders' meeting after it acquired a majority of the voting stock. During this time, the Board of Directors would have a better opportunity to defend the Company against abusive takeover tactics and to negotiate with any majority stockholder to obtain more favorable price and terms in any merger or tender offer.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSAL

         The Board of Directors believes that this Proposal may have anti-takeover effects as described below. Also described below are the general anti-takeover provisions of the DGCL.

ANTI-TAKEOVER PROVISIONS OF THE DGCL

         As set forth above, the DGCL prohibits stockholders from removing members of a Classified Board without cause before the expiration of their respective terms unless the Certificate specifies otherwise. The DGCL contains a number of other provisions which are designed to strengthen the position of incumbent management in connection with a takeover attempt. For example, Delaware law provides that a company has the general power, exercisable by its board of directors, to accept, reject, respond to or take no action in respect of an actual or proposed acquisition, divestiture, tender offer, takeover or other fundamental change. The case law of Delaware has developed special standards for deciding whether to uphold or advocate the actions of incumbent management in the context of takeover proposals.

         The Company is also subject to Section 203 of the DGCL, which provides that a person who acquires fifteen percent (15%) or more of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder."
Section 203 prohibits a corporation from engaging in mergers or certain other "business combinations" with an interested stockholder for a period of three (3) years, unless (i) prior to the date the stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder, or (ii) the interested stockholder is able to acquire ownership of at least eight-five percent (85%) of the outstanding voting stock of the corporation (excluding shares owned by directors of the corporation who are also officers and shares owned by certain employee stock plans) in the same transaction by which the stockholder became an interested stockholder, or (iii) the interested stockholder obtains control of the board of directors, which then approves a business combination which is authorized by a vote of the holders of two-thirds of the outstanding voting stock not held by the interested stockholder.

         The definition of interested stockholder does not include persons whose ownership of voting stock exceeds the fifteen percent (15%) threshold as a result of action taken by the corporation unless that person thereafter acquires additional stock.

         A "business combination" is defined broadly in the DGCL to include any merger or consolidation with the interested stockholder, any merger or consolidation caused by the interested stockholder in which the surviving corporation will not be subject to Delaware law, or the sale, lease, exchange, mortgage, pledge, transfer or other disposition to the interested stockholder of any assets of the corporation having a market value equal to or greater than ten percent (10%) of the aggregate market value of the assets of the corporation. "Business combination" is also defined to include transfers of stock of the corporation or a subsidiary to the interested stockholder (except for transfers in conversion, exchange or pro rata distribution which do not increase the interested stockholder's proportionate ownership of a class or series), or any receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guaranties, pledges or financial benefits.

POSSIBLE CONSEQUENCES OF THE ANTI-TAKEOVER EFFECTS OF THE PROPOSAL

         The Board of Directors believes that this Proposal 1, to the extent that it deters unsolicited takeover attempts, will promote conditions of stability in the business, management and control of the Company, discourage in advance certain takeover offers or other attempts to accumulate the Company's stock and encourage anyone contemplating such actions to negotiate with the Company and will assist the Company in defending against any such action if the Board of Directors does not believe it to be in the best interests of the Company and all of its stockholders. Although the Board of Directors is not aware of any overt threat of such a takeover attempt at this time, the Board of Directors believes that this Proposal 1 is in the best interest of the Company.

         A takeover offer often places the target corporation in the position of making a forced sale. Hostile acquirers sometimes make takeover offers when the market price of a potential target's stock may be temporarily depressed. The Board of Directors believes that the consideration offered in such a situation, even though it may be in excess of the then market price, may be less than the consideration which could be obtained in a freely negotiated transaction. In a freely negotiated transaction, the Board of Directors would have the opportunity to seek a suitable partner at a time of its choosing and to negotiate the most favorable price and terms which reflect not only the current, but also the future value of the Company. The Board of Directors may also believe that the takeover offer is not in the best interests of the Company and its stockholders for additional reasons, such as those exhibited in the large number of business failures which result from overleveraged transactions. In the context of an unsolicited offer, the Board may not have adequate time to consider fully the takeover offer and to determine what actions are in the best interests of the Company and its stockholders despite the provisions of applicable federal law regarding the minimum duration of certain takeover offers. This Proposal 1 attempts to ameliorate the problems inherent in these situations.

         Takeover offers or other non-market acquisitions of stock are usually made at prices above the prevailing market price of the corporation's stock and often have a corresponding effect on such market price. Accumulation of stock through market purchases, whether or not for the purpose of acquiring control, may also support the price of a corporation's stock at levels higher than otherwise would be the case. This Proposal 1 may discourage such takeover offers and purchases, even if holders of a majority of the Company's shares desire to sell such shares.

         This Proposal 1 may also make it more difficult to accomplish a transaction requiring stockholder approval or to displace management quickly, even if a majority of the stockholders of the Company desire to do so. Under certain circumstances, this Proposal 1 may permit management of the Company to perpetuate itself in control of the Company. In addition, the Proposal could encourage a potential purchaser of the Company to negotiate with the Board of Directors and offer terms acceptable to it. Such terms might include continuation of the existing management of the Company or a commitment by the purchaser to provide benefits (such as employment contracts) not available to stockholders generally.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of at least the majority of the shares of Common Stock and Series B Shares, voting as separate classes, is required in order to approve this Proposal 1. An abstention or failure to vote on this proposal is not an affirmative vote; and therefore, will have the same effect as a negative vote on this proposal at the Meeting. If approved, this Proposal 1 will become effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of Delaware which is expected to follow shortly after the approval of this Proposal 1.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                    CLASSIFICATION OF THE BOARD OF DIRECTORS

                                   PROPOSAL 2
                         SUPERMAJORITY VOTING PROVISION

         The Board of Directors has approved a resolution amending the Certificate to require the affirmative vote of two-thirds of the outstanding voting stock to approve amendments to the Certificate unless the proposed amendment has been approved by the affirmative vote of at least eighty percent (80%) of the Board of Directors. At the Meeting, stockholders will consider and vote on this proposed amendment. The text of the proposed amendment to the Certificate is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to this amendment to the Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A.

         This Proposal may have the effect of making it more difficult for stockholders to change the number of directors of the Company and to remove the existing management of the Company; consequently, it may discourage potentially unfriendly bids for stock of the Company. This Proposal 2 will also make it more difficult for a stockholder to defuse the Company's takeover defenses that require amending the Certificate. For example, if this Proposal 2 is adopted, and Proposal 1 is also adopted a stockholder seeking to eliminate the Classified Board would have to obtain a supermajority vote of the stockholders in order to amend the Certificate. For these reasons, the Board of Directors believes that this Proposal may have an anti-takeover effect. In considering Proposal 2, stockholders should consider and review the "PROPOSAL 1-AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS-Possible Anti-Takeover Effects of this Proposal."

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of holders of at least the majority of the shares of Common Stock and the Series B Shares, voting as separate classes, is required in order to approve this Proposal 2. An abstention or failure to vote on this proposal is not an affirmative vote; and therefore, will have the same effect as a negative vote on this proposal at the Meeting. If approved, this Proposal 2 will be effective upon the filing of a Certificate of Amendment to the Certificate with the Secretary of State of Delaware which is expected to follow shortly after the Meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                        SUPERMAJORITY VOTING PROVISION.

                                   PROPOSAL 3
                              ELECTION OF DIRECTORS

NOMINEES FOR CONSIDERATION AT THE MEETING

         The Bylaws provide that the Board of Directors shall consist of at least three (3), but not more than eight (8) directors. The Board of Directors, in its discretion by majority vote, may increase and decrease the number of directors on the Board of Directors. Currently, the Board of Directors consists of five (5) directors.

         The five persons listed below have been nominated by the Board of Directors to serve as directors of the Company.

         If the amendment to the Certificate to provide for a Classified Board of Directors is adopted, the Board of Directors will be divided into three classes. See "PROPOSAL 1-AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CLASSIFY THE BOARD OF DIRECTORS." This Meeting will be the first election of directors after the amendment which created the Classified Board. Accordingly, at the Meeting, two directors will be elected for a term expiring at the Company's 1999 Annual Meeting, one director for a term expiring at the 2000 Annual Meeting, and two directors for a term expiring at the 2001 Annual Meeting and, in each case, until their successors are duly elected and qualified. At each Annual Meeting after 1998, directors will be elected to succeed those directors whose terms then expire and each person so elected will serve for a three year term.

         If the Amendment to the Certificate is not approved, directors elected at the Meeting will serve one year terms until the 1999 Annual Meeting and until their successors are duly elected and qualified.

         Unless otherwise specified, each properly executed proxy received will be voted for the election of the nominees named below to serve as directors until the end of their respective terms or until his successor is elected and qualified. The Company is not aware of any reason that any nominee will be unable to serve or will decline to serve as a director. In the event that any nominee is unable to serve or will not serve as a director, it is intended that the proxies solicited hereby will be voted for such other person or persons as shall be nominated by management.

         The following table sets forth certain information with respect to each of the nominees for director and their current positions with the Company.

                                     CLASS I

---------------------------------------------------------------------------------------------------------------------
         Director Whose Term                                                               Year in Which
         Expires at the 2001                                                               Service as a
            Annual Meeting                      Principal Occupation                      Director Began
---------------------------------------------------------------------------------------------------------------------
Jack R. Leadbeater, 43                  Chairman of the Board and Chief                        1997
                                        Executive Officer

David S. Olson, 40                      Chief Operating Officer and President                  1997
---------------------------------------------------------------------------------------------------------------------

JACK R. LEADBEATER

         Mr. Leadbeater became Chairman and Chief Executive Officer of the Company on December 22, 1997, the effective date of the merger by and between the Company and Osage Computer Group, Inc. (the "Merger"). Mr. Leadbeater remains President and a director of Osage Computer Group, Inc. ("Osage"), positions he has held since 1993. From 1987 to 1993, Mr. Leadbeater served as President of a privately-held computer systems integration company. Prior to 1987, Mr. Leadbeater was employed as a regional sales manager by MAI Canada Ltd., an international manufacturer of mini-computers. Mr. Leadbeater is a graduate of the University of Manitoba, Canada with a Business/Commerce degree in Marketing.

DAVID S. OLSON

         Mr. Olson became director, President and Chief Operating Officer of the Company on the effective date of the Merger on December 22, 1997. Mr. Olson remains a director and Executive Vice-President/General Manager of Osage, positions he has held since 1993. From 1989 to 1993, Mr. Olson served as an Executive Vice-President of a privately held computer systems integration company. Prior to 1989, he was employed by Sun Microsystems Canada Ltd. where his responsibilities included sales as well as market development in the petroleum exploration market. Prior to joining Sun Microsystems, Mr. Olson was an Account Manager at Digital Equipment, Canada where he sold information processing technology to major national accounts in the petroleum exploration market. Mr. Olson is a graduate of the University of Calgary, Canada with a Bachelor of Science degree in Computer Science.

                                    CLASS II

---------------------------------------------------------------------------------------------------------------------
         Director Whose Term                                                               Year in Which
         Expires at the 2000                                                               Service as a
            Annual Meeting                      Principal Occupation                      Director Began
---------------------------------------------------------------------------------------------------------------------
John Iorillo, 31                        Chief   Financial   Officer   of  the                  1997
                                        Company
---------------------------------------------------------------------------------------------------------------------

JOHN IORILLO

         Mr. Iorillo became Chief Financial Officer of the Company on February 16, 1998 and a director on March 27, 1998. From 1990 to 1998, Mr. Iorillo was employed as a certified public accountant by Deloitte & Touche LLP where his responsibilities included the oversight of audit engagements, participation in various merger and acquisition projects and other related activities. Mr. Iorillo is a graduate of Cleveland State University with a Bachelor of Business Administration degree in Accounting with a minor in Economics.

                                    CLASS III

---------------------------------------------------------------------------------------------------------------------
         Director Whose Term                                                               Year in Which
         Expires at the 1999                                                               Service as a
            Annual Meeting                      Principal Occupation                      Director Began
---------------------------------------------------------------------------------------------------------------------
Andrew P. Panzo, 33                     President, American Maple Leaf                         1997
                                        Financial Corporation

Michael G. Glynn, 41                    Executive Vice President of the                        1997
                                        Company
---------------------------------------------------------------------------------------------------------------------

ANDREW P. PANZO

Mr. Panzo became a director of the Company during December 1997. Mr. Panzo is President of American Maple Leaf Financial Corporation in Philadelphia, Pennsylvania, an investment banking firm which specializes in emerging growth companies. He is also a director of The Eastwind Group, Inc., a public company. Mr. Panzo is a graduate of the University of Connecticut and has a Masters degree in International Business and Finance from Temple University.

MICHAEL G. GLYNN

         Mr. Glynn became a director of the Company on March 10, 1998. Mr. Glynn became an Executive Vice-President of the Company on the effective date of the Merger on December 22, 1997. During 1997, Mr. Glynn served as Director of Sales for the Southwest region of the United States at Compuware, a publicly-traded software manufacturer. From 1996 to 1997, Mr. Glynn served as Senior Vice-President and Chief Operating Officer of Prologic Management Systems, a publicly-traded software development company. From 1993 to 1996, he was Director of Sales and International Business Development at Access Technologies (formerly Access Graphics, a division of Lockheed Martin), an aggregator of computer software and hardware. From 1991 to 1993, Mr. Glynn served on the football staff at the University of Colorado. Mr. Glynn is a graduate from the University of Notre Dame with a Bachelor of Arts degree in Liberal Studies and Languages and a Master of Divinity degree. He is also continuing his graduate work at Northwestern University's JL Kellogg Graduate School of Management.

BOARD AND COMMITTEE MEETINGS

         During the year ended December 31, 1997, the Board of Directors met one
(1) time and all the directors were present at that meeting. Additionally, the Board of Directors took action by unanimous written consent eighteen (18) times.

         During the year ended December 31, 1997, the Company had no committees of the Board of Directors. However, in May of 1998, a Compensation Committee of the Board of Directors was formed. The Compensation Committee has primary responsibility for reviewing the Company's general compensation strategy; establishing salaries and reviewing benefit programs (including pensions) for the Chief Executive Officer and those persons who report directly to him; reviewing, approving, recommending and administering the Company's incentive compensation and stock option plans and certain other compensation plans; and approving certain employment contracts. The members of the Compensation Committee are Jack
R. Leadbeater, David S. Olson, and John Iorillo.

DIRECTOR'S COMPENSATION

         Currently, the Company has no policy with respect to the granting of fees to directors in connection with their service to the Company. However, the Company may reimburse directors for their cost of travel and lodging to attend meetings of the Board of Directors or committees thereof. In connection with their service as directors of the Company, each of Messrs. Steven B. Rosner, Bernard Buchwalter, Ike Suri and Richard Someck received 1,000 shares of Common Stock of the Company during the year ended December 31, 1997. Prior to or in connection with the effective date of the Merger, Messrs. Buchwalter, Suri and Someck resigned as directors of the Company. Mr. Rosner resigned as a director on March 27, 1998.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation paid or accrued for the fiscal years ended December 31, 1997, 1996 and 1995 by the Company to or for the benefit of the named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                    LONG TERM COMPENSATION
                                                                         AWARDS                       PAYOUTS
                                                              --------------------------          ---------------
                                                               RESTRICTED
                                    ANNUAL COMPENSATION          STOCK           OPTIONS/           ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR         SALARY        AWARD(S)($)        SARS(#)          COMPENSATION($)
---------------------------        ----         ------        -----------        -------          ---------------
JACK R. LEADBEATER                  1997      $89,967(1)           -0-        351,057(2)             $261,463
Chairman of the Board and           1996      $49,417              N/A             N/A               $236,335
Chief Executive Officer             1995           --              N/A             N/A               $ 55,000

DAVID S. OLSON                      1997      $89,967(3)           -0-        351,057(2)             $261,463
Director, Chief Operating           1996      $64,417              N/A             N/A               $236,335
Officer and President               1995      $25,000              N/A             N/A               $ 55,000

MICHAEL G. GLYNN                    1997          -(4)-            -0-(5)      100,000(6)                 -0-
Director and Executive Vice         1996          N/A              N/A              N/A                   N/A
President                           1995          N/A              N/A              N/A                   N/A

STEVEN B. ROSNER                    1997          -0-            $100(7)           -0-               $100,000(8)
Former President, Secretary         1996          -0-              -0-             -0-                    -0-
and Director                        1995          -0-              -0-             -0-                    -0-

----------------------------

(1) Reflects Mr. Leadbeater's compensation during 1997, 1996 and 1995 as an officer and director of Osage. As of December 22, 1997, Mr. Leadbeater entered into an employment agreement with the Company pursuant to which his scheduled base compensation for 1998 is $200,000. See "EMPLOYMENT ARRANGEMENTS."

(2) Includes options to purchase 332,000 shares of Common Stock granted as part of the Merger. Also includes options to purchase 19,057 shares of Common Stock granted immediately following the Merger.

(3) Reflects Mr. Olson's compensation as an officer and director of Osage during 1997, 1996 and 1995. As of December 22, 1997, Mr. Olson entered into an employment agreement with the Company pursuant to which his scheduled base compensation for 1998 is $200,000. See "EMPLOYMENT ARRANGEMENTS."

(4) Mr. Glynn became an officer of the Company on December 22, 1997. Mr. Glynn's scheduled compensation for 1998 is $200,000. Mr. Glynn entered into an employment agreement with the Company as of December 22, 1997. See "EMPLOYMENT ARRANGEMENTS."

(5) Does not include 200,000 shares of Common Stock being held by the Company which are subject to release at the rate of 100,000 shares on each of December 22, 1998 and December 22, 1999, provided that Mr. Glynn remains employed by the Company on those dates.

(6) Pursuant to the terms of his employment agreement, Mr. Glynn was granted options to purchase 100,000 shares of Common Stock.

(7) Represents the fair market value of 1,000 shares of Common Stock granted to Mr. Rosner during the year ended December 31, 1997 in connection with his service as a director of the Company. Mr. Rosner resigned as a directors of the Company on March 27, 1998.

(8) Mr. Rosner had been the President and a director of the Company since January 1997. He resigned his position as an officer of the Company effective upon the Merger, and resigned as a director on March 27, 1998. While the directors and executive officers of the Company received no annual compensation during the fiscal years ended December 31, 1997, 1996 and 1995, Mr. Rosner received $100,000 during the fiscal year ended December 31, 1997 in consideration for the provision of the Company's executive offices, reimbursement of certain expenses on behalf of the Company and for consulting services by Mr. Rosner in connection with the financial and administrative reorganization of the Company. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

EMPLOYMENT ARRANGEMENTS

         The Company has employment agreements with each of Messrs. Leadbeater, Olson, Glynn and Iorillo. Each of Messrs. Leadbeater, Olson and Glynn are provided with an annual salary of $200,000. The agreement with Mr. Iorillo provides for an annual salary of $100,000. Each of Messrs. Leadbeater and Olson are employed for an initial term of three years, commencing December 1997 with successive year-to-year renewals in the event that neither they nor the Company elect to terminate the agreement after the initial term. Each of Messrs. Glynn and Iorillo are employed for an initial term of one year commencing December 1997 and February 1998, respectively, with successive year-to-year renewals in the event that the agreement is not earlier terminated. The employment agreements of Messrs. Leadbeater, Olson, Glynn and Iorillo contain non-competition and non-solicitation provisions which survive their actual employment for a term of one year. Mr. Glynn has been granted 200,000 shares under his employment arrangement; 100,000 of which vest at the end of his first year of employment and the remainder of which vest at the end of his second year of employment. Each of Messrs. Glynn and Iorillo were also granted options to purchase 100,000 shares of Common Stock of the Company. See "SUMMARY COMPENSATION TABLE."

STOCK OPTIONS

         The Company's 1993 Stock Option Plan provides for the issuance of both "Incentive Stock Options" as well as "Nonqualified Options" to be issued to employees, consultants and others. An aggregate of 100,000 shares of Common Stock were reserved for issuance under this plan. No options have been granted under this plan since inception.

         The Company also adopted the "Outside Directors Stock Option Plan" pursuant to which options to purchase an aggregate of 2,500 shares of Common Stock have been authorized on an annual basis to each outside director who has served during the immediately preceding year. No options have been granted under this plan since inception.

         In connection with the Merger, the Company granted the former stockholders of Osage options to purchase 800,000 shares of Common Stock. Such options have a term of six years and an exercise price of $3.00 per share. The options vest: (i) 50% once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.20 per share and (ii) 100% once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.30 per share.

         Under the terms of their respective employment agreements, each of Messrs. Glynn and Iorillo were granted options to purchase 100,000 shares of Common Stock. Mr. Glynn's options are subject to the same exercise price and vesting criteria as the options granted pursuant to the Merger. Mr. Iorillo's options are subject to an exercise price of $5.00 per share, are scheduled to expire on January 1, 2002 and vest upon the earlier of: (i) January 1, 2001, provided Mr. Iorillo remains continuously employed by the Company; (ii) fifty percent (50%) of the options, however, shall vest earlier than January 1, 2001, provided that at such earlier date the Company's annual earnings equal or exceed $.20 per share; and (iii) one hundred percent (100%) of the options, however, shall vest earlier than January 1, 2001, provided that at such earlier date the Company's annual earnings equal or exceed $.30 per share.

         Immediately following the Merger, the Company issued to various employees and agents, including Messrs. Leadbeater and Olson, options to purchase in the aggregate 100,000 shares of Common Stock at an exercise price of $3.00 per share. Such options have a term of two years and vest at various rates during such period in accordance with the terms of the respective option agreements. These options were not issued pursuant to the Company's stock option plan.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                          -------------------------------------
                                   Individual Grants
                          -------------------------------------
                            Number of          % of Total
                            Securities        Options/SARs       Exercise
                            Underlying         Granted to           or
                           Option/SARs        Employees in      Base Price         Expiration
Name                      Granted(#)(1)       Fiscal Year         ($/Sh)              Date
----                      -------------       -----------         ------              ----
Jack R. Leadbeater            19,057              1.9%             $3.00       December 19, 2000
Jack R. Leadbeater           332,000             33.2%             $3.00       December 19, 2003
David S. Olson               332,000             33.2%             $3.00       December 19, 2003
David S. Olson                19,057              1.9%             $3.00       December 19, 2000
Michael G. Glynn             100,000              10%              $3.00       December 19, 2003
Steven B. Rosner               -0-                N/A               N/A               N/A

------------------------

               OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                      Number
                                                                  of Securities
                                                                    Underlying
                                                                    Unexercised        Value of Unexercised
                                                                   Options/SARs       In-the-Money Options/SARs
                                                                   at FY-End (#)               at
                             Shares                                   Shares                FY-End ($)
                           Acquired on                             Exercisable/            Exercisable/
Name                       Exercise(#)      Value Realized ($)     Unexercisable          Unexercisable (2)
----                       -----------      ------------------     -------------          -----------------
Jack R. Leadbeater             -0-                 -0-           (E)0/(U)351,057        (E)$0/(U)$351,057

David S. Olson                 -0-                 -0-           (E)0/(U)351,057        (E)$0/(U)$351,057

Michael G. Glynn               -0-                 -0-           (E)0/(U)100,000        (E)$0/(U)$100,000(3)

Steven B. Rosner               -0-                 -0-           (E)0/(U)0              (E)$0/(U)$0

------------------------

(1) As part of the purchase price in the Merger, each of Messrs. Leadbeater and Olson were granted options to purchase 332,000 shares of Common Stock. Such options have a term of six years commencing in December 1997 and an exercise price of $3.00 per share. Provided Messrs. Leadbeater and Olson remained employed by the Company, the options vest: (i) 50% once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.20 per share and (ii) 100% once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.30 per share. Messrs. Leadbeater and Olson were also each granted options to purchase 19,057 shares of the Company's Common Stock immediately following the Merger. These options vested upon grant.

(2) Based upon the high bid price ($4.00 per share) of the Company's Common Stock on the last reported trading date during the year ended December 31, 1997 as reported on the OTC Bulletin Board.

(3) Pursuant to the terms of his employment agreement, Mr. Glynn was granted options to purchase 100,000 shares of Common Stock. Such options have a term of six years commencing in December 1997 and an exercise price of $3.00 per share. Provided that Mr. Glynn remains employed by the Company, the options vest: (i) 50% once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.20 per share and (ii) 100%, once the Company's audited financial statements reflect annual earnings for the preceding year of no less than $.30 per share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                  The following table sets forth, as of MAY 12, 1998, information with respect to the securities holdings of all persons which the Company, pursuant to filings with the Securities and Exchange Commission, has reason to believe may be deemed the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock. Also set forth in the table is the beneficial ownership of all shares of the Company's outstanding stock, as of such date, of all officers and directors, individually and as a group.

                                                                                      Shares Owned      Percentage of
                                                                                      Beneficially       Outstanding
Name and Address                                                                     and of Record (1)     Shares
----------------                                                                     -----------------     ------
Jack R. Leadbeater..........................................................         683,057(2)             11.8%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

David S. Olson..............................................................         683,057(2)             11.8%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

Michael G. Glynn............................................................               -(3)                0%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

John Iorillo................................................................               -(4)                0%
1661 East Camelback Road, Suite 245
Phoenix, AZ 85016

Andrew P. Panzo.............................................................          11,000(5)               (*)
2 Penn Center Plaza, Suite 605
Philadelphia, PA  19102

Godwin Finance Ltd..........................................................         350,000                 6.3%
Whitehill House
Newby Road Industrial Estate
Newby Road
Hazel Grove, Stockport SK7 5DA, England

Steven B. Rosner............................................................         617,850(6)             11.1%
1220 Mirabeau Lane
Gladwynne, PA 19035

Michael Lauer...............................................................         800,000(7)             14.36%
375 Park Avenue, Suite 2006
New York, NY  10152

All Directors and Officers as a group (5 persons)...........................       1,377,114                22.86%

---------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934, and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who has the same home as such individual, as well as, other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within 60 days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on [6,270,000] shares of Common Stock outstanding as of May 12, 1998.

(2) Includes 456,500 shares of Common Stock, 207,500 shares issuable upon conversion of the Series B Shares and 19,057 shares issuable upon the exercise of vested options. Does not include options to purchase 332,000 shares of Common Stock which have not vested. Also, does not include 1.5 million shares of Common Stock held in a voting trust over which the holders of the Series B Shares, including Messrs. Leadbeater and Olson, have voting rights. See "MATERIAL VOTING ARRANGEMENTS -VOTING TRUST."

(3) Does not include 200,000 shares of Common Stock being held by the Company in escrow which are subject to release at the rate of 100,000 shares on each of the first and second anniversaries of the commencement of Mr. Glynn's employment with the Company, provided Mr. Glynn is an employee of the Company at the time such shares are released. Does not include options to purchase 100,000 shares of Common Stock which have not vested.

(4) Does not include options to purchase 100,000 shares of Common Stock granted to Mr. Iorillo pursuant to his employment agreement which have not vested. Mr. Iorillo is a director and the Chief Financial Officer of the Company.

(5) Includes the indirect ownership of the shares owned by American Maple Leaf Financial Corporation. Mr. Panzo is an officer and director of American Maple Leaf Financial Corporation.

(6) Includes the direct ownership of 192,850 shares and the indirect ownership of 414,025 shares through Mr. Rosner's role as the sole general partner of two Delaware limited partnerships, Diversified Investment Fund, L.P. (50,000 shares) and PRE Investors, L.P. (375,000 shares).

(7) Includes direct ownership of 40,000 shares and investment control of 760,000 shares through Mr. Lauer's role as Managing Member of Lancer Management Group LLC which is the Manager of Lancer Offshore, Inc. (420,000 shares), Lancer Voyager Fund (70,000 shares) and Lancer Management Group, II which is the Manager of Lancer Partners, L.P. (270,000 shares). Mr. Lauer acts as Investment Manager of each of these funds.

(*)     Less than 1%.

-----------------------


MATERIAL VOTING ARRANGEMENTS

         -        Voting Rights of Series B Shares

         The holders of the Series B Shares shall be entitled to vote as a class on all matters brought to a vote of stockholders.

         -        Voting Trust

         In conjunction with the Merger, certain historic stockholders of the Company agreed to place in a voting trust (the "Voting Trust") 1.5 million shares of Common Stock with voting rights as to such shares vested in the holders of the Series B Shares, including Messrs. Leadbeater and Olson. The Voting Trust shall remain in effect until the earlier of: (i) the end of the 18th month following the Merger; or (ii) such earlier date when all of its shares have either been released to its beneficial owners or allocated in satisfaction of the purchase price in the Merger. For every three month period during the term of the Voting Trust in which no shares are issued in satisfaction of the purchase price, 250,000 shares may be released to such historic stockholders of the Company from the Voting Trust.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT ARRANGEMENTS

         The Company has employment agreements with Messrs. Leadbeater, Olson, Glynn and Iorillo. The terms of Mr. Glynn's agreement include the grant of options to purchase 100,000 shares of Common Stock which have not vested and the grant of 200,000 shares of Common Stock which have not vested. The terms of Mr. Iorillo's agreement include the grant of options to purchase 100,000 shares of Common Stock which have not vested. See "EXECUTIVE COMPENSATION-EMPLOYMENT ARRANGEMENTS."

CONSULTING SERVICES

         Mr. Rosner received $100,000 during the fiscal year ended December 31, 1997 in consideration for providing the Company with executive offices prior to the Merger, reimbursement of certain expenses on behalf of the Company and for consulting services by Mr. Rosner in connection with the financial and administrative reorganization of the Company. Mr. Rosner resigned as a directors of the Company in March 27, 1998.

SALE OF COMMON STOCK

         During November 1997, the Company sold shares of Common Stock in a private placement transaction at a purchase price of $.10 per share which generated net proceeds in excess of $300,000. In such private placement transaction, Mr. Rosner purchased 190,000 shares at a purchase price of $19,000. In addition, two Delaware limited partnerships, of which Mr. Rosner is the sole general partner, purchased in the aggregate 691,692 shares of Common Stock at a purchase price of $69,169. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

                           VOTE REQUIRED FOR APPROVAL
VOTING PROCEDURES

         A plurality of the votes cast by the shares present in person or by proxy is required to elect a nominee as a director.

VOTING RIGHTS OF SERIES B SHARES

         As adopted, the Certificate of Designation of the Series B Shares provided that the holders of the Series B Shares would be entitled to vote in the election of directors by casting as many votes in total as equates to the total number of shares that may be cast in the election of directors by the holders of Common Stock, plus one. The holders of the Series B Shares retained this voting right so long as certain performance criteria were maintained. These rights would permit the holders of the Series B Shares to elect a majority of the Board of Directors, notwithstanding the vote of the holders of the Company's Common Stock. Subject to the adoption of a Classified Board set forth in Proposal 1, the holders of the Series B Shares have agreed to relinquish these rights.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
                  THE FIVE NOMINEES TO THE BOARD OF DIRECTORS

                                   PROPOSAL 4
           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         FROM 10,000,000 TO 50,000,000

         The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment to the Certificate to increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 shares to 50,000,000 shares. A true and correct copy of the proposed amendment is attached hereto as Exhibit "A." The statements made in this Proxy Statement regarding the amendment to the Certificate to increase the number of authorized shares of Common Stock should be read in conjunction with and are qualified in their entirety by reference to Exhibit "A."

DESCRIPTION OF COMMON STOCK

         Currently, the Certificate authorizes the issuance of 10,000,000 shares of Common Stock, par value $.01 per share. As of May 12, 1998, the Company had [6,270,000] shares of Common Stock issued and outstanding. The issued and outstanding shares of Common Stock are fully paid and nonassessable and held by approximately 192 stockholders of record. Except as otherwise required by law, each share of Common Stock held of record entitles the stockholder to one vote on each matter which stockholders may vote on at all meetings of the stockholders of the Company. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSHIP AND MANAGEMENT-MATERIAL VOTING ARRANGEMENTS." The holders of the Company's Common Stock are not entitled to cumulative voting rights nor are they entitled to preemptive, subscription or conversion rights. In addition, there are no redemption or sinking fund provisions applicable thereto. However, upon liquidation or dissolution of the Company, the holders of the Common Stock are entitled to share ratably in the residual assets of the Company.

         The holders of the Company's Common Stock are entitled to share equally and ratably in dividends paid, when, as and if declared by the Board of Directors out of funds legally available for the payment thereof. Under the Certificate and consistent with Delaware law, the declaration of dividends is subject to the discretion of the Board of Directors. The Company has no present intention of paying cash dividends on the Common Stock; rather, the Company intends to retain earnings to finance the development and expansion of operations. Nonetheless, the payment of cash dividends may be restricted by a number of other factors, including future earnings, capital requirements and the Company's overall financial condition.

REASON FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK

         In its Annual Report, the Company has stated that one of its principal business strategies is to achieve growth through implementation of an aggressive acquisition strategy. Toward this end, the Company has recently completed three
(3) acquisitions that have more than doubled the revenue base of the Company. Since issuance of the Company's Common Stock is an important element in the acquisition of target companies, the Board of Directors considers the proposed increased in the number of authorized shares desirable so that adequate Common Stock is available in order to facilitate the acquisition of target companies. The issuance of Common Stock is also essential in connection with financing the Company's working capital needs through the offering of shares on a private placement or public offering basis. In addition, the Common Stock authorized as a result of the approval of this proposal shall provide the Board of Directors the necessary flexibility to issue Common Stock in connection with and in furtherance of general corporate purposes, whether in the nature of stock dividends and splits, employee benefits, stock options or any other appropriate corporate purpose.

POTENTIAL ANTI-TAKEOVER EFFECT

         Although neither the Board of Directors nor the management of the Company views this proposal as an anti-takeover measure, the Company could use authorized but unissued Common Stock to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, the Company could privately place shares of the Common Stock with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the Bylaws or certain provisions of the Certificate would receive the requisite vote. Notwithstanding the potential anti-takeover effect of the authorization of additional Common Stock, the Board of Directors believes it is in the best interest of the Company to increase the number of authorized shares of Common Stock to further general corporate purposes, including but not limited to, the Company's aggressive acquisition program.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of at least a majority of the outstanding shares of Common Stock and Series B Shares, voting as separate classes, is required to approve this proposal to amend the Certificate to authorize an increase in the number of shares of Common Stock available for issuance. An abstention or failure to vote on this proposal is not an affirmative vote; and therefore, will have the same effect as a negative vote on this proposal at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO THIS PROPOSAL
       TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
         AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 50,000,000

                                   PROPOSAL 5
           AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
          INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK
                            FROM 1,000 TO 10,000,000


         The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment to the Company's Certificate of Incorporation to increase the number of shares of Preferred Stock which the Company is authorized to issue from 1,000 to 10,000,000 shares. A true and correct copy of the proposed amendment is attached hereto as Exhibit "A." The statements made in this Proxy Statement regarding the amendment to the Company's Certificate to increase the number of authorized shares of Preferred Stock should be read in conjunction with and are qualified in their entirety by reference to Exhibits "A."

DESCRIPTION OF THE PREFERRED STOCK

         Within the limits and restrictions contained in the Certificate, the Board of Directors has the authority, without further action by the stockholders, to issue up to 1,000 shares of Preferred Stock, $.01 par value per share, in one or more series, and to fix, as to any such series, the dividend rate, redemption prices, preferences on liquidation or dissolution, sinking fund terms, if any, conversion rights, voting rights, and any other preference or special rights and qualifications.

         The Company has issued three series of Preferred Stock: the Series A Shares, Series B Shares and the Series C Shares. The Certificate of Designation for each series of Preferred Stock sets forth the general rights and preferences of each series.

SERIES A $ 3.00 CONVERTIBLE PREFERRED STOCK

         The Board of Directors has authorized the designation of a series of Preferred Stock as Series A $3.00 Convertible Preferred Stock ("Series A Shares"). The Company currently has 122 Series A Shares outstanding which have such rights and preferences as described below.

         The Series A Shares have a liquidation preference of $30,000 per Series A Share in addition to any accrued dividends thereon. The holders of the Series A Shares share ratably in all liquidation preferences with the holders of the Series B Shares. The holders of the Series A Shares are not entitled to receive dividends. The holders of the Series A Shares are entitled, at any time, to convert the principal amount of the purchase price of the Series A Shares into shares of Common Stock at a conversion rate of $3.00 per share of Common Stock. The number of shares of Common Stock into which each Series A Share shall be convertible shall be subject to adjustment to protect against dilution in the event the Company shall declare a stock dividend, make a distribution on the Common Stock or divide or reclassify the outstanding shares of Common Stock. Prior to the conversion of the Series A Shares, the holders thereof have no voting rights.

SERIES B $3.00 CONVERTIBLE PREFERRED STOCK

         The Board of Directors has authorized the designation of a series of Preferred Stock as Series B $3.00 Convertible Preferred Stock ("Series B Shares"). Currently, the Company has 50 Series B Shares outstanding with such rights and preferences as are described below.

         The Series B Shares have a liquidation preference of $30,000 per share. The holders of the Series B Shares and the Series A Shares shall share ratably in all liquidation preferences. Accordingly, if the Company shall liquidate or dissolve, no distribution shall be made to the holders of the Common Stock unless prior thereto holders of the Series B Shares shall have received a liquidation preference of $30,000 per Series B Share which shall be paid after the payment to all creditors and payment of the liquidation preference to the holders of the Series A Shares but before the liquidation preference paid to the holders of the Series C Shares.

         Unlike the holders of the Series A Shares who are not entitled to dividends, the holders of the Series B Shares are entitled to dividends when, as and if declared by the Board of Directors. The holders of the Series B Shares share any dividends declared by the Board of Directors with the holders of the Common Stock on an as converted basis. Any dividend declared may be paid by the Company in its sole discretion either in cash or in shares of Common Stock based upon the Series B Conversion Rate of $3.00 per share.

         At any time, the holders of the Series B Shares have the right to convert the $1,500,000 principal amount of the shares in addition to any and all accrued dividends thereon into shares of the Company's Common Stock at the Series B Conversion Rate of $3.00 per share (the "Series B Conversion Rate"). The Series B Conversion Rate is subject to adjustment provided that at the time of the conversion the Company remains in compliance with the conversion performance criteria (the "Conversion Performance Criteria"). The Company shall remain in compliance with the Conversion Performance Criteria so long as during each of the fiscal quarters in the first, second and third years after the Merger, the Company achieves earnings per share of $.0125, $.025 and $.0375, respectively. As so adjusted, the Series B Conversion Rate shall be the lower of: (i) $3.00 per share of Common Stock; or (ii) the average of the closing bid and ask prices of the Common Stock on the principal exchange, automated quotation system or over-the counter market for the 15 trading days prior to the date of conversion. The failure to meet the Conversion Performance Criteria for any particular quarter will not adversely effect the computation of the Series B Conversion Rate for any subsequent quarter.

         The number of shares of Common Stock into which each Series B Share is convertible shall be subject to adjustment to protect against dilution in the event the Company shall declare a stock dividend, make a distribution of the Common Stock, divide or reclassify the outstanding shares of Common Stock.

         The holders of Series B Shares are entitled to vote in the election of directors by casting as many votes in total as equates to the total number of shares that may be cast in the election of directors by the holders of Common Stock, plus one; provided that the holders of the Series B Shares may only elect a majority of the Board of Directors by voting for their own nominees. The holders of the Series B Shares will also be entitled to vote as a class on all matters brought to a vote of stockholders. The foregoing rights of the holders of the Series B Shares shall terminate upon the earlier of: (i) the first date upon which the Company no longer complies with the Voting Rights Performance Criteria; or (ii) the third anniversary of the closing of the Merger. The Company shall remain in compliance with the Voting Rights Performance Criteria so long as for the first three years following the closing of the Merger, its annual audited financial statements reflect earnings per share of $.05, $.10 and $.15, respectively. Failure to meet the Voting Rights Performance Criteria in any of the first three years after the closing of the Merger results in the termination of such rights of holders of the Series B Shares. Upon termination of such rights, the holders of the Series B Shares shall have no voting rights and their consent shall not be required for the taking of any action except as required by law. See "PROPOSAL 3-ELECTION OF DIRECTORS-VOTE REQUIRED FOR APPROVAL."

         In connection with the adoption of the Classified Board, the holders of the Series B Shares have agreed to relinquish their right to vote for the election of directors.

SERIES C CONVERTIBLE PREFERRED STOCK

         The Board of Directors has authorized the designation of a series of Preferred Stock as Series C Convertible Preferred Stock ("Series C Shares"). Currently, the Company has 105.3 Series C Shares outstanding with such rights and preferences as are described below. The Series C Shares do not have voting rights.

         The Series C Shares have a liquidation preference of $15,000 per Series C Share. The holders of the Series A Shares, Series B Shares and Series C Shares share ratably in all liquidation preferences. Accordingly, if the Company shall liquidate or dissolve, no distribution shall be made to the holders of the Common Stock unless prior thereto holders of the Series C Shares shall have received a liquidation preference of $15,000 per share which shall be paid after the payment to all creditors and payment of the liquidation preference to the holders of the Series A Shares and the holders of the Series B Shares.

         The holder of the Series C Shares shall be entitled to dividends only when, as and if declared by the Board of Directors. The holder of the Series C Shares will share dividends declared by the Board of Directors with the holders of the Common Stock on an as if converted basis. In addition, the Series C Shares shall automatically convert into shares of the Company's Common Stock on the last day of each of the three month periods following the issuance of the Series C Shares (March 18, 1998). $455,000 of the Series C Shares shall convert on June 18, 1998. Thereafter, on each of the next three month periods following issuance, $375,000 of the Series C Shares shall convert into Common Stock. The Series C Shares shall convert into shares of Common Stock at a conversion rate equal to the lower of: (i) $6.87 per share; or (ii) a 33% premium over the average of the closing prices of the Company's Common Stock on the principal exchange, automated quotation system or over-the-counter market upon which the Company's Common Stock trades for the ten trading days prior to the date of each conversion. Prior to conversion of the Series C Shares, the holders thereof have no voting rights.

REASON FOR THE INCREASE IN THE NUMBER OF SHARES OF PREFERRED STOCK

         The Board of Directors considers the proposed increase in the number of authorized shares of Preferred Stock desirable because it would give the Board of Directors the necessary flexibility to issue Preferred Stock in connection with and in furtherance of general corporate purposes, including but not limited to, the pursuit of the Company's acquisition program. See "PROPOSAL 4-AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK FROM 10,000,000 TO 50,000,000-REASON FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK."

POTENTIAL ANTI-TAKEOVER EFFECT

         The Company is governed by the provisions of Section 203 of the DGCL, an anti-takeover law. Generally, the DGCL prohibits a public corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. "Business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the stockholder. An "interested stockholder" is a person who, together with its affiliates and associates, owns (or within three years, did own) 15% or more of the corporation's stock.

         The provisions regarding certain business combinations under the DGCL could have the effect of delaying, deferring or preventing a change in control of the Company or the removal of existing management. Frequently, a takeover transaction affords stockholders the opportunity to sell their shares at a premium over the current market prices.

         The provisions described above, together with the voting rights of the Series B Shares and the ability of the Board of Directors to issue Preferred Stock may have the effect of delaying or deterring a change in control or management of the Company.

         In addition, one of the effects of undesignated Preferred Stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise, and thereby protect the continuity of the Company's management. The issuance of shares of Preferred Stock pursuant to the Board of Directors' authority described above may adversely affect the rights of the holders of Common Stock. For example, Preferred Stock issued by the Company may rank prior to the Common Stock as to dividend rights, liquidation preferences or both, may have full or limited voting rights and may be convertible into shares of Common Stock. Accordingly, the issuance of shares of Preferred Stock may discourage bids for the Common Stock or may otherwise adversely affect the market price of the Common Stock.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of at least a majority of the outstanding shares of Common Stock and Series B Shares, voting as separate classes, is required to approve this proposal to amend the Certificate to authorize an increase in the number of shares of Preferred Stock available for issuance. An abstention or failure to vote on this proposal is not an affirmative vote; and therefore, will have the same effect as a negative vote on this proposal at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED STOCK FROM 1,000 TO 10,000,000

                                   PROPOSAL 6
         AMENDMENT TO THE 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER
        OF SHARES AVAILABLE FOR ISSUANCE PURSUANT TO GRANTS FROM 100,000
                                  TO 2,000,000

         The stockholders of the Company are being asked to vote on a proposal to amend the 1993 Stock Option Plan (the "1993 Option Plan") to increase the number of shares of the Common Stock issuable thereunder by 1,900,000 shares to 2,000,000 shares. The Board of Directors believes that the share increase is necessary in order to ensure that the Company will continue to have the ability in the future to attract and retain the services of highly qualified officers and other employees by providing them with adequate equity incentives in the form of stock option grants. As of May 12, 1998, 100,000 shares were available for future issuance under the 1993 Option Plan.

         The terms and provisions of the 1993 Option Plan, as proposed to be amended, are described more fully below. The description, however, is not intended to be a complete summary of all the terms of the 1993 Option Plan.

         Because executive officers (who may also be members of the Board) are eligible to receive awards under the 1993 Option Plan, each of them has a personal interest in the approval of these amendments.

         PURPOSE OF THE 1993 OPTION PLAN

         The Board believes that it is in the best interests of the Company to maintain an equity incentive program which will provide a meaningful opportunity for officers, employees and directors who are also full-time employees to acquire a substantial proprietary interest in the enterprise and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the shareholders.

         ADMINISTRATION OF THE 1993 OPTION PLAN

         The 1993 Option Plan is administered by a committee of the Board of Directors or the full Board of Directors (in either case, the "Plan Administrator"). The Plan Administrator shall construe and interpret the 1993 Option Plan and establish such rules as it deems necessary for the proper administration of the 1993 Option Plan. The Plan Administrator has authority (subject to full Board review) to determine which eligible individuals are to receive option grants, the number of shares to be covered by each granted option, the date or dates on which the option is to become exercisable, and the price of the option.

         ELIGIBILITY

         Under the 1993 Option Plan, all full-time employees of the Company or its subsidiaries, including those who are officers and directors, non-employee directors and consultants are eligible to receive options pursuant to the 1993 Option Plan, if selected.

         TYPE OF OPTIONS, PRICE AND EXERCISABILITY

         Nonqualified and incentive stock options may be granted under the 1993 Option Plan. The term of options granted under the 1993 Option Plan will be fixed by the Plan Administrator provided, however, that the maximum option term may not exceed ten (10) years from the grant date and the exercise price per share may not be less than the fair market value per share of the Common Stock on the grant date. The exercise price may be paid in cash or in shares of Common Stock; provided however that shares of Common Stock used to pay the exercise price must have been owned by the participant for a six-month period prior to the exercise date or such longer period as determined by the Plan Administrator. No optionee is to have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance; and during the optionee's lifetime, the option may be exercised only by such optionee.

         TERMINATION OF EMPLOYMENT

         If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries for any reason, other than death, then within 30 days next succeeding such termination of employment, but in any event not later than the expiration date of the option, the option holder may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such termination of employment. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-termination exercise period to a date not later than the original expiration date of such option.

         If the employee to whom an option is granted shall cease to be employed by the Company or its subsidiaries by reason of death, then within the six (6) months next succeeding such option holder's death, but in any event not later than the expiration date of the option, the option holder's executor, administrator, or any person or persons to whom the option holder's rights under the option shall pass by testamentary transfer, bequest or by the operation of the laws of descent and distribution, may exercise the option rights granted to the option holder under the option, but only to the extent that the option holder was entitled to exercise the same on the date of such option holder's death. Notwithstanding the foregoing, the Plan Administrator may, in its discretion, extend the post-death exercise period to a date not later than the original expiration date of such option.

         AMENDMENT AND TERMINATION

         The Board of Directors may modify, amend, or terminate the 1993 Option Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of the Common Stock represented in person or by proxy at a meeting of the shareholders will be required to increase the maximum number of shares of Common Stock available for grant under the 1993 Option Plan (other than increases due to adjustments in accordance with the 1993 Option Plan). No modification, amendment, or termination of the 1993 Option Plan shall adversely affect the rights of a participant under a grant previously made to him without the consent of such participant.

         ADJUSTMENTS

         In the event of a stock dividend, stock split or other change affecting the shares or share price of Common Stock, such proportionate adjustments, if any, as the Board of Directors deems appropriate, will be made with respect to:
(i) the aggregate number of shares of Common Stock that may be issued under the 1993 Option Plan, (ii) each outstanding award made under the 1993 Option Plan and (iii) the exercise price per share for any outstanding stock option awards under the 1993 Option Plan.

         NEW PLAN BENEFITS AND CLOSING QUOTATION

         Because the grant of awards under the 1993 Option Plan are at the discretion of the Plan Administrator, it is not possible to indicate what awards will be made to eligible participants.

         As of May 12, 1998, the closing price of the Company's Common Stock as quoted on the OTC Bulletin Board was $___ per share.

         FEDERAL INCOME TAX CONSEQUENCES

         (a) Nonqualified Options. Under the current applicable provisions of the Internal Revenue Code, no tax will be payable by the recipient of an option at the time of grant. Upon exercise of a nonqualified option, the excess, if any, of the fair market value of the shares with respect to which the option is exercised over the total option exercise price of such shares will be treated for Federal tax purposes as ordinary income. Any profit or loss realized on the sale or exchange of any shares actually received will be treated as capital gain or loss. The Company will be entitled to deduct the amount, if any, by which the fair market value on the date of exercise of the shares with respect to which the option was exercised exceeds the exercise price.

         (b) Incentive Stock Options. With respect to an incentive stock option, generally, no taxable gain or loss will be recognized when the option is granted or exercised. Incentive stock options exercised more than three months after termination of employment will be taxed in the same manner as nonqualified options described above. Generally, upon exercise of an incentive stock option, the spread between the fair market value and the exercise price will be an item of tax preference for the purposes of the alternative minimum tax.

         If the shares acquired upon the exercise of an incentive stock option are held for at least one year, any gain or loss realized upon their sale will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction. If the shares are not held for the one-year period, ordinary income will be recognized in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date the option is exercised. The Company will be entitled to a deduction equal to the amount of ordinary income so recognized. If the shares are not held for the one year-period and the amount realized upon sale is less than the exercise price, such difference will be a capital loss.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the holders of the Common Stock and Series B Shares, voting separately in classes present, in person or by proxy, at the Meeting is required for the approval of the amendment to the 1993 Option Plan. If the stockholders do not approve the proposal, then the 1993 Option Plan will continue in effect in accordance with its existing provisions.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL TO
                           AMEND THE 1993 OPTION PLAN

                                   PROPOSAL 7
               RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS

         Deloitte & Touche LLP has audited the Company's financial statements for the year ended December 31, 1997. The Board of Directors has selected Deloitte & Touche LLP to serve as the independent auditors for the Company for the fiscal year ending December 31, 1998. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to make a statement, if they so desire, and to be available to respond to appropriate questions.

         The Board of Directors shall consider the selection of another accounting firm to serve as the Company's independent auditors in the event that the stockholders do not approve the selection of Deloitte & Touche LLP as the Company's independent auditors.

                           VOTE REQUIRED FOR APPROVAL

         The affirmative vote of a majority of the shares of Common Stock and Series B Shares, voting in separate classes, present, in person or by proxy, at the Meeting is required for ratification of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1998.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
        DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR
                              THE 1998 FISCAL YEAR


                                  OTHER MATTERS

         The Board of Directors does not know of any other matter which is intended to be brought before the Meeting, but if such matter is presented, the persons named in the enclosed proxy intend to vote the same according to their best judgment.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than ten percent (10%) of a class of the Company's equity securities registered under the Exchange Act to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten percent (10%) stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from such persons that no other reports were required for such persons, the Company believes that all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent (10%) stockholders were complied with in a timely fashion during the fiscal year ended December 31, 1997, except for certain reports, which include a Form 3, and Forms 4 and 5 for Steven Rosner; and (ii) a Form 3 and Forms 4 and 5 for each of Messrs. Bernard Buchwalter, Ike Suri and Richard Someck. Messrs. Buchwalter, Suri and Someck resigned as directors prior to or in connection with the Merger.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         The Company currently intends to hold its 1999 Annual Meeting of Stockholders in June 1999 and to mail proxy statements relating to such meeting in April 1999. In order for proposals of stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders, such proposals must be received by the Company no later than January __, 1999 and must otherwise be in compliance with all applicable laws and regulations.



                                         By Order of the Board of Directors


                                         ------------------------------------
                                         Jack R. Leadbeater
                                         Chairman of the Board and
                                         Chief Executive Officer

Dated:  May  __, 1998

                                    Exhibit A

                        FORM OF CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            OSAGE SYSTEMS GROUP, INC.


                  The undersigned, desiring to amend the Certificate of Incorporation of Osage Systems Group, Inc., a Delaware corporation (the "Corporation"), pursuant to Section 242 of the Delaware General Corporation law, DOES HEREBY CERTIFY:

         FIRST: The Board of Directors of the Corporation, by unanimous approval at a meeting of the directors, evidenced by board resolutions and approval of the requisite vote of each class of stockholders, has duly adopted the following resolutions proposing and declaring advisable the following amendment to the Certificate of Incorporation:

                  RESOLVED,that Article Fourth of the Certificate of
                           Incorporation of the Corporation, as amended to date, be restated in its entirety to read:

                           "Capital Stock." The total number of shares of stock which the Corporation shall have authority to issue is Sixty Million (60,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock of the par value of One Cent ($.01) per share (hereinafter called "Common Stock") and of which Ten Million (10,000,000) shares shall be Preferred Stock of the par value of One Cent ($.01) per share (hereinafter called "Preferred Stock").

                  RESOLVED,that Article Seventh of the Certificate of
                           Incorporation of the Corporation, as amended to date, be restated in its entirety to read:

                           "Board of Directors and Bylaws." All corporate powers shall be exercised by the Board of Directors, except as otherwise provided by statute or by this Certificate or Incorporation, or any amendment thereof, or by the Bylaws. Directors need not be elected by written ballot, unless in the Bylaws of the corporation. The Bylaws, may be adopted, amended or repealed by the Board of Directors of the Corporation, except as otherwise provided by law, but any bylaw made by the Board of Directors is subject to amendment and repeal by the stockholders of the Corporation.

                           (a) Numbers, Elections And Terms. Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors of the Corporation shall be fixed from time to time by affirmative vote of a majority of the Directors then in office. The Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be classified, with respect to the time for which they severally hold office, into three class, as nearly equal in number as possible, as shall be provided in the manner specified in the Bylaws of the corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1999, another class to be originally elected for a term expiring as the annual meeting of stockholders to be held in 2000, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 2001, with each class to hold office until its successor is elected and qualified. At each annual meeting of the stockholders of the Corporation after fiscal year 1998, the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.

                           (b) Newly Created Directorships And Vacancies. Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining Directors than in office, even though less then a quorum of the Board of Directors. Any Director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent director.

                           (c) Removal. Except as otherwise fixed by or pursuant to provisions hereof relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of Directors, voting together as a single class.

                           (d) Amendment, Repeal, Etc. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the consent of the Board of Directors shall be required to alter, amend, adopt any provisions inconsistent with or repeal this Section Seventh.

                  RESOLVED,that Article Tenth to the Certificate of
                           Incorporation be included in its entirety to read as follows:

                           "Amendments To Certificate Of Incorporation." Amendments to the Certificate of Incorporation of the Corporation shall require the affirmative vote of two-thirds of the holders of a majority of the combined voting power of the then outstanding shares of stock entitled to vote on any proposed amendment to the Certificate of Incorporation. Notwithstanding the foregoing, in the event that a resolution to amend the Certificate of Incorporation of the Corporation is adopted by the affirmative vote of at least eighty percent (80%) of the Board of Directors approval of the amendment shall only require the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock entitled to vote generally on such amendment, voting together as a single class.


         SECOND: That the aforesaid amendments has been duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

         THIRD:   That this amendment shall become effective on _________, 1998.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by, Jack R. Leadbeater, its Chief Executive Officer, and David S. Olson, its Chief Operating Officer this __ day of _________, 1998.


                                            OSAGE SYSTEMS GROUP, INC.


                                            By:_________________________________
                                                     Jack R. Leadbeater
                                                     Chief Executive Officer

                                            By:_________________________________
                                                     David S. Olson
                                                     Chief Operating Officer

PRELIMINARY COPY


                            OSAGE SYSTEMS GROUP, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Jack R. Leadbeater and David Olson and each of them proxies with power to appoint a substitute and hereby authorizes either of them to represent and to vote all shares of Common Stock of Osage Systems Group, Inc. held of record by the undersigned on May 12, 1998 at the Annual Meeting of Stockholders of Osage Systems Group, Inc. to be held on June 12, 1998 and at any adjournment(s) or postponement(s) thereof, and to vote as directed on the reverse side of this form and, in their discretion, upon such other matters not specified as may come before said meeting.



YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

    THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD

                                                                SEE REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR ALL AMENDMENTS TO THE CERTIFICATE OF INCORPORATION, FOR THE AMENDMENT TO THE 1993 STOCK OPTION PLAN AND FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR OSAGE SYSTEMS GROUP, INC. FOR THE 1998 FISCAL YEAR.

-------------------------------------------------------------------------------


1.      Proposal 1

        Amendment to the Certificate of           FOR      AGAINST    ABSTAIN
        Incorporation to provide for              [ ]        [ ]         [ ]
        the classification of the Board
        of Directors.

2.      Proposal 2

        Amendment to the Certificate of           FOR      AGAINST    ABSTAIN
        Incorporation to provide that             [ ]        [ ]         [ ]
        directors shall only be removed
        for cause and by a
        supermajority vote of
        stockholders and to require the
        consent of the Board of
        Directors to amend the
        Certificate of Incorporation.

3.      Proposal 3

        Election of Directors                     FOR     WITHHELD
        Jack R. Leadbeater                        [ ]       [ ]
        David S. Olson
        John Iorillo
        Andrew P. Panzo
        Michael G. Glynn

        Vote withheld from the
        following nominee(s):

        ------------------------------------
        ------------------------------------
        ------------------------------------

4.      Proposal 4

        Amendment to the Company's                FOR      AGAINST    ABSTAIN
        Certificate of Incorporation to           [ ]        [ ]         [ ]
        Increase the Number of
        Authorized Shares of Common
        Stock from 10,000,000 to
        50,000,000.

5.      Proposal 5

        Amendment to the Company's                FOR      AGAINST    ABSTAIN
        Certificate of Incorporation              [ ]        [ ]         [ ]
        to Increase the Number of Authorized
        Shares of Preferred Stock from
        1,000 to 10,000,000.
6.
        Proposal 6
        Amendment to the 1993 Stock               FOR      AGAINST    ABSTAIN
        Option Plan to Increase the               [ ]        [ ]         [ ]
        Number of Shares Available for
        Issuance Pursuant to Grants
        from 100,000 to 2,000,000.
7.
        Proposal 7

        Ratification of the appointment           FOR      AGAINST    ABSTAIN
        of Deloitte & Touche LLP as               [ ]        [ ]         [ ]
        Independent Auditors for the
        Company.


PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES.

         NOTE: Please sign name(s) exactly as printed hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


         SIGNATURE(S)_____________________________________________________


         ____________________________________________________________,1998
         DATE